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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported): January 25, 1999
                                                 ------------------


                         Atlantic Premium Brands, Ltd.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      1-13747                 36-3761400
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)           Identification No.)



            650 Dundee Road, Suite 370, Northbrook, Illinois  60062
            ------------------------------------------------  -----
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code (847) 480-4000
                                                          --------------





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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Atlantic Premium Brands, Ltd. (the "Company") engaged KPMG Peat Marwick LLP ("KPMG") as its independent accountants. The terms of this engagement were confirmed by an engagement letter dated January 25, 1999.

     The Company filed a Current Report on Form 8-K dated December 14, 1998 with the Securities and Exchange Commission on December 21, 1998 (the "December 8-K") disclosing that the Audit Committee of its Board of Directors voted to replace Arthur Andersen LLP with KPMG as the Company's independent accountant. The December 8-K provided the required disclosure relating to the replacement of Arthur Andersen LLP and also included Arthur Andersen LLP's agreement with the statements contained in the December 8-K in accordance with Item 304(a) of Regulation S-K.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ATLANTIC PREMIUM BRANDS, LTD.


                        By:    /s/ Thomas M. Dalton
                               --------------------
                        Name:  Thomas M. Dalton
                        Title: Senior Vice President and Chief Financial Officer




Dated as of February 1, 1999